UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02: Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Reviews

EON Resources Inc. (the “Company”) has received comment letters (“Comment Letters”) from the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission (“SEC”) relating to its annual report filed on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”).

The Comment Letters included comments related to the Company’s accounting for non-controlling interest (“NCI”) for Class B Units of a subsidiary of the Company and the corresponding number of Class B Common Stock of the Company (collectively, referred to as the “Class B Equity”). The Company did not allocate its annual losses to the NCI because, among other things pursuant to the purchase agreement for the Company’s initial business combination and related transaction documents, the Class B Equity had “no economic” rights.

Following the receipt of the Comment Letters, and on-going correspondence and discussions with the Staff, on February 24, 2026, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) determined, based on management’s recommendation and after consultation with CBIZ CPAs P.C., the Company’s independent registered public accounting firm, to modify the accounting methodology and allocate net income or loss to the NCI for Class B Equity from November 15, 2023, when the Class B Equity was issued, through February 2025, when the last of the Class B Equity was converted to Class A Common Stock of the Company. As a result, the Audit Committee also determined that the Company’s financial statements for the years ended December 31, 2023 and 2024, and in each of the Company’s quarterly reports on Form 10-Q filed with the SEC in 2024 and 2025 (collectively, the “Affected Periods”), should no longer be relied upon.

The ending result is the Company expects: (1) to report no change in total income or loss for the Company (2) to allocate previously reported annual and quarterly income and losses to the NCI which will reduce the net annual losses allocated to the shareholders of EON Resources Inc.; (3) that the ending cumulative Company shareholder equity as reported in the third quarter of 2025 will remain unchanged; and (4) that there will be no financial impact going forward as the impact is to historical results only.

The Company will file an amended 2024 Form 10-K where the Company expects, among other things: (1) the reported loss allocated to the shareholders of EON Resources Inc. for the year ended December 31, 2023 to be reduced from $9.0 million to approximately $6.7 million after allocating approximately $2.3 million of loss to the NCI for the Class B Equity; and (2) the reported income for the third quarter of 2024 and the reported losses for the other quarters of 2024 to be allocated to the shareholders of EON Resources Inc. for the year ended December 31, 2024 to be reduced from the annual net loss of $9.1 million to approximately of net loss of $7.5 million after allocating approximately $1.5 million of net loss to the NCI for the Class B Equity. The filing will provide the impacted results by quarter, which will also reflect that 75% of the Class B Equity was fully converted by approximately the end of the third quarter of 2024.

The Company will include any impact to previously reported 2025 results when the Company files its Annual Report on Form 10-K for the year ended December 31, 2025, which will provide the impacted results by quarter. The Company expects: (1) an immaterial impact to the first quarter 2025 results when the final conversion of the Class B Equity occurred; and (2) that the ending total shareholders’ equity attributable to the Company of $60.9 million as of September 30, 2025 to remain unchanged.

This restatement is non-cash in nature and will have no impact on the Company’s cash flows or cash, cash equivalents and marketable investments.

The preliminary evaluation provided above is subject to the completion of the Company’s analysis and financial close and reporting process, as well as the financial statement audits and reviews for the Affected Periods.

The Audit Committee has discussed the matters described in this Form 8-K with its independent registered accounting firm, CBIZ CPAs P.C.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, the Company can give no assurance that such expectations and assumptions will prove to be correct. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements regarding the Company’s expectations related to the restatement of its financial statements for the Affected Periods, including the expected impact of such restatement on the Company’s consolidated balance sheets and consolidated statements of operations and comprehensive loss; and the Company’s plans related to the restatement analysis, the presentation of restated financial statements for the impacted periods and the filing of restated financials for impacted periods in an amendment to the 2024 Form 10-K and restated financials for subsequent interim periods, and the timing thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: the completion of the Company’s restatement analysis and financial close and reporting process, as well as the financial statement audits and reviews for the Affected Periods. These and other factors are described in greater detail under the “Risk Factors” heading of the Company’s documents filed from time to time on EDGAR (see www.edgar-online.com) and with the Securities and Exchange Commission (see www.sec.gov). All information provided in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K, and any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. The Company undertakes no duty to update this information unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2026	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer